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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2000

                            Prison Realty Trust, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

              Maryland                    0-25245                62-1763875
              --------                    -------                ----------
   (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
         of incorporation)                                   Identification No.)


        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

TERMINATION OF SECURITIES PURCHASE AGREEMENT.

       On June 30, 2000, Prison Realty Trust, Inc. ("Prison Realty"), together with Corrections Corporation of America ("CCA"), Prison Management Services, Inc. ("PMSI") and Juvenile and Jail Facility Management Services, Inc. ("JJFMSI") (Prison Realty, CCA, PMSI and JJFMSI, known collectively, as the "Companies"), and Pacific Life Insurance Company ("Pacific Life") entered into a Mutual Termination and Release Agreement with respect to the rights and obligations of each of the parties under the terms of a Securities Purchase Agreement dated as of April 5, 2000, as executed by the parties on April 16, 2000 (the "Securities Purchase Agreement"). The Securities Purchase Agreement has been previously filed by Prison Realty as Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on April 18, 2000. The Mutual Termination and Release Agreement is included herewith as Exhibit 10.1 and is incorporated herein by this reference.

        Under the terms of the Securities Purchase Agreement, the parties had agreed complete a series of previously announced restructuring transactions involving Pacific Life, including the combination of Prison Realty with CCA, PMSI and JJFMSI and a $200.0 million equity investment in Prison Realty by Prison Realty's common stockholders through a common stock rights offering backstopped 100% by Pacific Life. On June 28, 2000, Prison Realty's board of directors concluded that as a result of several factors, including Prison Realty's ability to satisfy the conditions contained in the Securities Purchase Agreement, the completion of the transactions under the Securities Purchase Agreement was unlikely. The Companies subsequently reached agreement with Pacific Life on the mutual termination of the Securities Purchase Agreement after considering, among other things, Prison Realty's ability to satisfy these conditions and the timing requirements under the terms of Prison Realty's recently amended bank indebtedness.

THE RESTRUCTURING.

       In connection with the termination of the Securities Purchase Agreement, Prison Realty's board of directors also determined to proceed with a restructuring of Prison Realty and CCA, its primary tenant (the
"Restructuring"), as provided for under the terms of the waiver of existing events of default under, and amendments to, Prison Realty's $1.0 billion senior secured credit facility obtained on June 9, 2000 (the "Bank Waiver and Amendment"). The Bank Waiver and Amendment requires, among other things:

       - the merger of Prison Realty with CCA for non-cash consideration on or before September 15, 2000;

       - Prison Realty's election to be taxed as a C corporation, rather than as a REIT, for federal income tax purposes commencing with its 2000 taxable year; and



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       -    Prison Realty's selection of new senior management of Prison Realty through the appointment of a new chief executive officer and a new chief financial officer.

The Bank Waiver and Amendment has been previously filed by Prison Realty as
Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on June 12, 2000.

        In connection with the board's determination, Prison Realty entered into an agreement and plan of merger with CCA providing for the merger of CCA with and into a wholly-owned subsidiary of Prison Realty (the "Merger Agreement"). Under the terms of the Merger Agreement, Prison Realty will issue approximately $10.6 million in shares of its common stock in the merger to existing management and employee shareholders of CCA. The Merger Agreement is filed herewith as exhibit 2.1 and is incorporated herein by this reference. Prison Realty has also agreed to purchase the shares of CCA common stock held by the Baron Asset Fund ("Baron") immediately prior to the merger for non-cash consideration comprised of $8.0 million in shares of Prison Realty's common stock. As consideration for Baron's consent to the merger, Prison Realty has also agreed to issue Baron warrants to purchase $3.0 million in shares of Prison Realty's common stock. Baron holds approximately 16.9% of the outstanding capital stock of CCA and has the right to approve any merger of CCA. The exercise price of the warrants, as well as the number of shares of Prison Realty common stock into which the warrants are exercisable, are set forth in the Stock Purchase Agreement, dated June 30, 2000, by and between Prison Realty and Baron which is included herewith as Exhibit 10.3 and is incorporated herein by this reference. Prison Realty is currently negotiating with Sodexho Alliance, S.A. ("Sodexho") with respect to the purchase of shares of CCA common stock held by it prior to the merger. Sodexho also holds approximately 16.9% of CCA's outstanding capital stock.

        Prison Realty has determined not to merge with its two private service companies, PMSI and JJFMSI. As such, Prison Realty's existing relationship with PMSI and JJFMSI will remain unchanged. Prison Realty owns 100% of the non-voting common stock of PMSI and JJFMSI, which entitles Prison Realty to receive 95% of each service company's net income, as defined, as cash dividends on such shares. Upon completion of the Restructuring, Prison Realty and its subsidiaries will provide administrative services for the service companies for a cash fee under the terms of the existing agreements between CCA and PMSI and JJFMSI. Prison Realty will also license the use of the CCA name to the service companies for a cash fee under the terms of the existing agreements between CCA and PMSI and JJFMSI. The Bank Waiver and Amendment permits Prison Realty to merge with PMSI and/or JJFMSI in the future for aggregate non-cash consideration not to exceed $12.6 million, including a maximum of $10.6 million in non-cash consideration to paid to outside, non-warden stockholders of the service companies. Prison Realty has initiated discussions with PMSI and JJFMSI regarding a proposed combination with Prison Realty permitted under the terms of the Bank Waiver and Amendment.

        As a result of these transactions, the Companies terminated their existing merger agreement, dated December 26, 1999, executed in connection with a restructuring of the Companies led by a group of investors comprised of affiliates of Fortress Investment Group LLC, The Blackstone Group, and Bank of America Corporation. This merger agreement was previously filed by Prison



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Realty as Exhibit 2.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on December 28, 1999.

        As required by the Bank Waiver and Amendment, Prison Realty anticipates that it will file preliminary proxy materials with the SEC on or before July 1, 2000 seeking approval of Prison Realty's operation as a subchapter C corporation beginning with its 2000 taxable year and of the merger of Prison Realty with CCA. The approval of holders of two-thirds of Prison Realty's outstanding common stock will be required to complete the restructuring. The approval of the holders of 80% of CCA's capital stock will be required to complete the merger of CCA with and into a subsidiary of Prison Realty.

       The press release issued by Prison Realty on June 30, 2000 with respect to the Mutual Termination and the Restructuring is filed herewith as Exhibit
99.1 and is incorporated herein in its entirety by this reference.

WAIVER AND AMENDMENT OF CONVERTIBLE, SUBORDINATED NOTES.

        $40.0 MILLION CONVERTIBLE, SUBORDINATED NOTES. On June 30, 2000, Prison Realty obtained a waiver of events of default under, and amendments to, the provisions of the note purchase agreement relating to the $40.0 million 9.5% convertible, subordinated notes issued by Prison Realty to MDP Ventures IV LLC and affiliated purchasers ("MDP Ventures") (the "MDP Waiver and Amendment"). Under the terms of the MDP Waiver and Amendment, the interest rate on the notes was increased by 0.5%, to 10.0%, and Prison Realty agreed to issue MDP Ventures additional convertible notes representing previously accrued interest under the notes. In addition, the MDP Waiver and Amendment reset the conversion price of the notes based on 125% of the average closing price of Prison Realty's common stock on the NYSE for a specified period of time and made certain amendments to the financial and other covenants contained in the note purchase agreement to reflect the Restructuring and the combination of Prison Realty and CCA. A form of the MDP Waiver and Amendment is included herewith as Exhibit 10.4 and is incorporated herein by this reference.

       $30.0 MILLION CONVERTIBLE, SUBORDINATED NOTES. On June 30, 2000, Prison Realty obtained a waiver of events of default under, and amendments to, the provisions of the note purchase agreement relating to the $30.0 million 7.5% convertible, subordinated notes issued to PMI Mezzanine Fund, L.P. ("PMI") (the "PMI Waiver and Amendment"). Under the terms of the PMI Waiver and Amendment, the interest rate on the notes was increased by 0.5%, to 8.0%. In addition, the PMI Waiver and Amendment reset the conversion price of the notes based on 125% of the average closing price of Prison Realty's common stock on the NYSE for a specified period of time and made certain amendments to the financial and other covenants contained in the note purchase agreement and the note to reflect the Restructuring and the combination of Prison Realty and CCA. The text of the PMI Waiver and Amendment is included herewith as Exhibit 10.5 and is incorporated herein by this reference.




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RECENT CONTINGENCIES.

       PRISON REALTY. On October 15, 1998, a complaint captioned Fredrick & May Construction Co. v. U.S. Corrections Corporation was filed in the Circuit Court for Lee County, Kentucky alleging a breach of contract regarding the construction of improvements to two correctional facilities acquired when Old CCA purchased and merged with U.S. Corrections Corporation ("USCC"). Frederick & May Construction Co. ("Fredrick & May") alleged that it had valid contracts for the completion of the improvements and that the contracts were wrongfully terminated. The issue of damages in this matter was tried to a jury in June 2000, subsequent to the Court granting summary judgment in favor of Frederick & May on the issue of the existence of a contract. The jury returned a verdict against USCC in an amount of approximately $753,000. The Plaintiff's motion to assess and determine the amount of prejudgment interest, if any, is presently pending before the Court. The Company has vigorously defended this action to date and is in the process of appealing the judgment.

        In September 1997, Old CCA received a discretionary bonus of approximately $4.1 million in connection with its management of a correctional facility located in Hardeman County, Tennessee. The construction of the facility was financed with correction facilities revenue bonds in the total principal amount of approximately $72.7 million. The tax-exempt nature of the bonds is under review by the Internal Revenue Service (the "IRS"). Because of the contractual relationship between Old CCA and the correctional facility, in the event the IRS determines that the bonds are taxable, there exists the risk that Prison Realty, as the successor to Old CCA, may be required to remit all or a portion of the bonus received, or, in the alternative, repurchase the principal amount of the bonds, plus accrued interest. Prison Realty intends to contest this matter vigorously.

       CCA. In February 2000, a complaint was filed in federal court in the United States District Court for the Western District of Texas against CCA's inmate transportation subsidiary TransCor America, LLC ("TransCor"). The lawsuit, captioned Cheryl Schoenfeld v. TransCor America, Inc., et. al., names as defendants TransCor and its directors. The lawsuit alleges that two drivers sexually assaulted and raped the Plaintiff during her transportation to a facility in Texas. While the case is in the very early stages of discovery, the Plaintiff recently submitted a $21.0 million settlement demand. CCA and TransCor intend to defend the action vigorously. It is expected that a portion of any liabilities resulting from this litigation will be covered by liability insurance.

FORWARD-LOOKING STATEMENTS.

       This Form 8-K contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Prison Realty's actual results could differ materially from those set forth in the forward-looking statements.




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ITEM 7(C). EXHIBITS.

The following exhibits are filed as part of this Current Report:


Exhibit
Number        Description of Exhibits
------        -----------------------

2.1 Agreement and Plan of Merger, dated as of June 30, 2000, by and among Prison Realty, CCA Acquisition Sub, Inc. and CCA. (Certain exhibits and schedules to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

10.1 Mutual Termination and Release Agreement dated June 30, 2000, by and among Prison Realty, CCA, PMSI, JJFMSI, and Pacific Life.

10.2 Mutual Written Consent to Terminate Agreement and Plan of Merger, dated as of June 30, 2000, by and among Prison Realty, CCA
              Acquisition Sub, Inc., PMSI Acquisition Sub, Inc., JJFMSI
              Acquisition Sub, Inc., CCA, PMSI, and JJFMSI.

10.3          Stock Purchase Agreement, dated as of June 30, 2000, by and between
              Prison Realty and Baron.

10.4 Form of Waiver and Amendment, dated as of June 30, 2000, by and between Prison Realty and MDP Ventures, with form of replacement note and PIK note attached thereto as Exhibit B and C, respectively. (Certain additional exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

10.5 Waiver and Amendment, dated as of June 30, 2000, by and between Prison Realty and PMI, with form of replacement note attached thereto as Exhibit B.. (Certain additional exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

99.1          Prison Realty Press Release, dated June 30, 2000, regarding the
              Mutual Termination and the Restructuring.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 30, 2000                      PRISON REALTY TRUST, INC.

                                         By: /s/ Thomas W. Beasley
                                            ------------------------------------
                                         Its: Chairman of the Board of Directors
                                             -----------------------------------

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                                  EXHIBIT INDEX



Exhibit
Number        Description of Exhibits
------        -----------------------

2.1 Agreement and Plan of Merger, dated as of June 30, 2000, by and among Prison Realty Trust, Inc. ("Prison Realty"), CCA
              Acquisition Sub, Inc. and Corrections Corporation of America
              ("CCA"). (Certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

10.1 Mutual Termination and Release Agreement dated June 30, 2000, by and among Prison Realty, CCA, Prison Management Services Inc.
              ("PMSI"), and Juvenile and Jail Facility Management Services, Inc.
              ("JJFMSI"), on the one hand, and Pacific Life Insurance Company
              ("Pacific Life"), on the other hand.

10.2 Mutual Written Consent to Terminate Agreement and Plan of Merger, dated as of June 30, 2000, by and among Prison Realty, CCA
              Acquisition Sub, Inc., PMSI Acquisition Sub, Inc., JJFMSI
              Acquisition Sub, Inc., CCA, PMSI, and JJFMSI.

10.3 Stock Purchase Agreement, dated as of June 30, 2000, by and between Prison Realty and Baron Asset Fund, and all series thereof, on behalf of itself and one or more mutual funds managed by it, or its affiliates.

10.4 Form of Waiver and Amendment, dated as of June 30, 2000, by and between Prison Realty and MDP Ventures IV LLC, with form of replacement note and PIK note attached thereto as Exhibit B and D, respectively. (Certain additional exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

10.5 Waiver and Amendment, dated as of June 30, 2000, by and between Prison Realty and PMI Mezzanine Fund, L.P., with form of replacement note attached thereto as Exhibit B. (Certain additional exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

99.1 Prison Realty Press Release, dated June 30, 2000, regarding the mutual termination of the Securities Purchase Agreement and the newly announced restructuring of Prison Realty.